UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 26, 2005

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA		94089-1138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 26, 2005, the Board of Directors of QuickLogic Corporation (“QuickLogic”) adopted the Amended and Restated Bylaws of QuickLogic to, among other things: (i) change the number of authorized directors from five (5) to a range of five (5) to nine (9), as determined from time to time by resolution of the board of directors; (ii) permit remote communications and notice by electronic transmission; (iii) revise the procedures for inclusion of director nominations and stockholder proposals in QuickLogic’s proxy statements; (iv) provide that stockholders may only act at a duly called meeting and may not act by written consent, as provided in QuickLogic’s certificate of incorporation; (v) clarify that directors are elected in classes, as provided in QuickLogic’s certificate of incorporation; (vi) provide that stockholders may only remove directors for cause; (vii) add procedures for maintenance and inspection of records; and (viii) modify provisions regarding the advancement of expenses and indemnification under Delaware law.  The following table sets forth a brief summary of the material provisions adopted or changed by the Amended and Restated Bylaws.  The foregoing and the summary that follows do not purport to be complete, and are qualified in their entirety by reference to the full text of the Amended and Restated Bylaws included as Exhibit 3.2 hereto and incorporated herein by reference.

Bylaw Provision	Provision, as Amended	Former Provision
Place of Stockholders Meetings	The board of directors may determine that a stockholders meeting be held by remote communication, as authorized by the General Corporation Law of Delaware.	No comparable provision.

In the absence of a designation of a meeting place or determination that a stockholders meeting will be held by remote communication, stockholders’ meetings will be held at the principal executive offices of the corporation.

In the absence of a designation of a meeting place, stockholders’ meetings to be held at the registered office of the corporation.

See Section 2.1

Date of Annual Meeting of Stockholders

In the event the board of directors does not designate a date and time for the holding of an annual meeting of stockholders, the annual meeting of stockholders shall be held on the second Tuesday of May of each year at 10:00 a.m.

No comparable provision.

See Section 2.2

Calling of Special Meeting of Stockholders	Special meetings of stockholders may be called only by the board of directors, chairperson of the board, chief executive officer or president (in the absence of a chief executive officer).	Special meetings of stockholders may be called by the board of directors or by a committee of the board of directors.

No business may be transacted at a special meeting other than the business specified in the notice to stockholders with respect to such meeting.

See Section 2.3

Bylaw Provision	Provision, as Amended	Former Provision
Advance Notice and Specified Procedures for Stockholder Proposals; Notice of Stockholder Meetings	Bylaws provide detailed procedures for, and require advance notice of at least 120 days of, director nominations and stockholder proposals to be brought before an annual stockholders meeting.	Bylaws provide detailed procedures for, and require advance notice of 70 to 90 days of, director nominations and stockholder proposals to be brought before an annual stockholders meeting.

	See Section 2.4	Bylaws provide detailed procedures for, and require advance notice of 70 to 90 days of, director nominations to be brought before a special stockholders meeting.

Manner of Giving Notice	Notice of any meeting of stockholders may be given by electronic transmission, as permitted by the General Corporation Law of Delaware.	No comparable provision.

See Section 2.5 and Article IX

Quorum (Stockholders Meeting)	In the event a quorum is not represented at a meeting of stockholders, either the chairperson of the meeting or the stockholders entitled to vote thereat shall have the power to adjourn the meeting.	In the event a quorum is not represented at a meeting of stockholders, the stockholders entitled to vote thereat shall have the power to adjourn the meeting.

See Section 2.6

Conduct of Business at Meetings of Stockholders	The chairperson of any meeting of stockholders will determine the order of business and the procedure at the meeting, including regulation of the manner of voting and other conduct of business.	No comparable provision.

See Section 2.8

Stockholder Action by Written Consent Without a Meeting

Subject to the rights of holders of shares of any series of preferred stock (or any other class or series of stock having a preference over the common stock), any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

No comparable provision.

See Section 2.10

List of Stockholders Entitled to Vote	Availability of stockholder ledger revised to accommodate electronic mail addresses, electronic contact information and access to electronic networks.	No comparable provision.

See Section 2.13

Inspectors of Election; Proxy in the Form of Electronic Transmission	Before any meeting of stockholders, the board of directors will appoint an inspector of election to act at the meeting.	No comparable provision.

A written proxy may be in the form of an

Bylaw Provision	Provision, as Amended	Former Provision
electronic transmission, provided it sets forth or is submitted with information from which it can be determined that such electronic transmission is authorized.

See Section 2.14

Number of Authorized Directors	The board of directors will consist of no fewer than five (5) and no more than nine (9) directors.	The board of directors will consist of five (5) directors.

See Section 3.2

Election, Qualification and Term of Office of Directors

Each director, including a director elected to fill a vacancy, will hold office until the expiration of the term for which elected. If so provided in the certificate of incorporation, the directors will be divided into three classes.

Unless otherwise provided in the certificate of incorporation, the directors will be elected at each annual meeting of stockholders to hold office until the next annual meeting.

See Section 3.3

Resignation and Vacancies	Deletion of concept that directors may be removed by stockholders without cause.	Any and all directors may be removed without cause if the removal is approved by the affirmative vote of a majority of the outstanding shares of the corporation.

See also Section 3.11

Notice of Special Meetings of the Board of Directors	Special meetings of the board of directors may be called by the chairman of the board, the president, any vice president, the secretary or a majority of the directors then in office.	Special meetings of the board of directors may be called by the chairman of the board, the president, any vice president, the secretary or any two directors.

	Notice of any special meeting of the board of directors shall be delivered or sent at least 24 hours before the time of holding the meeting.	Notice of any special meeting of the board of directors shall be delivered or sent at least 48 hours before the time of holding of the meeting.

See Section 3.7

Quorum (Board Meetings)	At all meetings of the board of directors, a majority of the directors then in office shall constitute a quorum.	At all meetings of the board of directors, a majority of the authorized directors shall constitute a quorum.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for the meeting.

See Section 3.8

No comparable provision.

Approval of Loans to Officers	Deleted.	The corporation may lend money to any officer of the company whenever, in the judgment of the directors, such loan may reasonably be expected to benefit the corporation.

Removal of Directors	Any director may be removed from office by the stockholders of the corporation only for cause. See Section 3.11	Unless otherwise restricted by statute, the certificate of incorporation or the bylaws, any director or the entire board may be removed with or without cause, by the holders of a

Bylaw Provision	Provision, as Amended	Former Provision
majority of the shares then entitled to vote at the election of directors.

Maintenance and Inspection of Records	Added procedures with respect to the maintenance and inspection of records. See Article VI	No comparable provision.

Indemnification of Directors and Officers

The corporation shall be required to indemnify an officer or director in connection with a proceeding initiated by such person only if the proceeding was authorized by the board of directors.

See Section 7.1

No comparable provision.

The corporation shall pay the expenses incurred by any officer or director of the corporation, and may pay the expenses incurred by any employee or agent of the corporation, in defending any proceeding in advance of its final disposition; provided that the payment of expenses incurred by a person in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under Article VII of the bylaws or otherwise.

The corporation shall pay the expenses incurred in defending any proceeding in advance of its final disposition; provided that the payment of expenses incurred by an officer or director in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the officer or director is not entitled to be indemnified under Article VII of the bylaws or otherwise.

See Section 7.3

Notice by Electronic Transmission	Added bylaw provision to permit notice to be given to stockholders in the form of an electronic transmission, as permitted by the General Corporation Law of Delaware.	No comparable provision.

Section 9 — Financial Statements and Exhibits

Item 9.01(c) Exhibits.

3.2                                 Amended and Restated Bylaws of QuickLogic Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2005
QuickLogic Corporation

/s/ Carl M. Mills
Carl M. Mills Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of QuickLogic Corporation.